EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 33-90454, 33-96076, 33-80899, 333-02194, 333-09075 and 333-34031 on Form S-8 of
our reports dated February 3, 1998 appearing in and incorporated by reference in the Annual Report on Form 10-K of FileNET Corporation for the fiscal year ended December 31, 1997.



Costa Mesa, California
March 26, 1998